Exhibit 99.3

Pro Forma Condensed and Consolidated Financial Statements

As used in this report, we, us, our, Energie Holdings or Company refer to Energie Holdings, Inc. The unaudited pro forma condensed combined financial statements present the impact on our financial position and results of operations from our acquisition of 100% of the membership interest in Energie LLC. We paid a purchase price of 33,000,000 share of Energie Holdings common stock.

The pro forma financial statements as of March 31, 2014, for the three months ended March 31, 2014, and as of and for the year ended December 31, 2013, have been prepared based on certain pro forma adjustments to our historical financial statements set forth in our Annual Report on Form 10-K for the year ended December 31, 2013, and our Quarterly Report on Form 10-Q for the three-month period ended March 31, 2014, as filed with the Securities and Exchange Commission, and are qualified in their entirety by reference to such historical financial statements and related notes contained in those reports. The historic financial statements for Energie LLC were derived from audited financial statements for the year ended December 31, 2013. The unaudited pro forma condensed combined financial statements should be read in conjunction with the accompanying notes and with the historical consolidated financial statements and related notes thereto.

The unaudited pro forma condensed combined balance sheets as of March 31, 2014 and December 31, 2013, have been prepared as if the transaction had occurred on that date. The unaudited pro forma condensed combined statements of operations have been prepared as if this transaction had occurred on January 1, 2013.

These unaudited pro forma condensed combined financial statements are presented for illustrative purposes only. Such information is not necessarily indicative of the operating results or financial position that would have occurred had the acquisition been completed at the dates indicated or what would be any future periods. The consideration given and the purchase price allocation in these pro formas is based on preliminary estimated fair values. We have not completed our determination of the fair value of the consideration given or the net assets acquired. Accordingly, the fair value of consideration given and the allocation of purchase price is preliminary and subject to adjustments. Upon completion of our valuation analysis, the fair value of the consideration given and the allocation of purchase price may change significantly. Such changes may include, but not be limited to, the fair value of intangible assets and goodwill, and potential impairment charges.

ENERGIE HOLDINGS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

March 31, 2014

	Energie Holdings	OELC LLC	Combined before Pro Forma Adjustments	Pro Forma Adjustments		Energie Holdings Pro Forma
Assets
Current assets:
Cash and cash equivalents	$ --	$ 10,416	$ 10,416	$ 27,458	(b)	$ 37,874
Accounts receivable, net	--	1,046,522	1,046,522	(330,806)	(b)	467,532
				(248,184)	(c)
Inventory	--	404,346	404,346	(12,465)	(b)	391,881
Prepaid expenses	--	8,917	8,917	7,005	(b)	15,922
Total current assets	--	1,470,201	1,470,201	(556,992)		913,209

Intangible assets, net	--	772,156	772,156	1,418,933	(b)	2,191,089
Property and equipment, net	--	1,322	1,322	22,100	(b)	23,422
Other	--	11,695	11,695			11,695

Total assets	$ --	$ 2,255,374	$ 2,255,374	(884,042)		$ 3,139,415

Liabilities and Equity
Current liabilities:
Accounts payable	$ 248,184	$ 2,343,143	$ 2,591,327	(819,599)	(b)	$ 1,523,544
				(248,184)	(c)
Unearned income	--	9,444	9,444	(9,444)	(b)	--
Notes payable	--	1,950,706	1,950,706	(602,616)	(b)	1,348,090
Total current liabilities	248,184	4,303,294	4,551,478	(1,679,843)		2,871,634

Commissions payable	--	92,740	92,740	3,465	(b)	96,205
Total liabilities	248,184	4,396,034	4,644,218	(1,676,379)		2,967,839

Equity:
Energie Holdings, Inc.	(248,184)	--	(248,184)	419,760	(b)	171,576
OELC LLC	--	(2,140,660)	(2,140,660)	2,140,660	(b)	--
Total equity	(248,184)	(2,140,660)	(2,388,844)	2,560,420		171,576

Total liabilities and equity	$ --	$ 2,255,374	$ 2,255,374	$ 884,042		$ 3,139,415

See accompanying notes to unaudited pro forma condensed combined financial statements.

ENERGIE HOLDINGS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

March 31, 2013

	Energie Holdings	OELC LLC	Combined before Pro Forma Adjustments	Pro Forma Adjustments		Energie Holdings Pro Forma
Assets
Current assets:
Cash and cash equivalents	$ --	$ 37,874	$ 37,874			$ 37,874
Accounts receivable, net	--	715,716	715,716	(98,759)	(c)	616,957
Inventory	--	391,881	391,881			391,881
Prepaid expenses	--	15,922	15,922			15,922
Total current assets	--	1,161,393	1,161,393	(98,759)		1,062,634

Intangible assets, net	--	1,119,550	1,119,550	1,071,539	(b)	2,191,089
Property and equipment, net	--	23,422	23,422			23,422
Other	--	11,695	11,695			11,695

Total assets	$ --	$ 2,316,060	$ 2,316,060	$ 972,780		$ 3,288,840

Liabilities and Equity
Current liabilities:
Accounts payable	$ 98,759	$ 1,523,544	1,622,303	$ (98,759)	(c)	$ 1,523,544
Notes payable	--	1,348,090	1,348,090			1,348,090
Total current liabilities	98,759	2,871,634	2,970,393	(98,759)		2,871,634

Commissions payable	--	96,205	96,205			96,205
Total liabilities	98,759	2,967,839	3,066,598	(98,759)		2,967,839

Equity:
Energie Holdings, Inc.	(98,759)	--	(98,759)	419,760	(b)	321,001
OELC LLC	--	(651,779)	(651,779)	651,779	(b)	--
Total equity	(98,759)	(651,779)	(750,538)	1,071,539		321,001

Total liabilities and equity	$ --	$ 2,316,060	$ 2,316,060	$ 972,780		$ 3,288,840

See accompanying notes to unaudited pro forma condensed combined financial statements.

ENERGIE HOLDINGS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

Three months ended March 31, 2014

	Energie Holdings	OELC LLC	Combined before Pro Forma Adjustments	Pro Forma Adjustments		Energie Holdings Pro Forma
Revenue	$ --	$ 164,609	$ 164,609	$ --		$ 164,609
Cost of revenue	--	148,850	148,850	--		148,850
Gross profit	--	15,759	15,759	--		15,759

Operating expenses:
Commissions	--	26,673	26,673	--		26,673
Compensation	--	85,997	85,997	--		85,997
Depreciation and amortization	--	26,348	26,348	17,859	(b)	44,207
General and administrative	--	70,655	70,655	--		70,655
Professional fees	173,425	5,799	179,224	(173,425)	(c)	5,799
Rent	--	5,370	5,370	--		5,370
Travel	--	6,207	6,207	--		6,207
Total operating expenses	173,425	227,048	400,473	(155,566)		244,907

Loss from operations	(173,425)	(211,289)	(384,714)	(155,566)		(229,148)

Interest expense	--	(94,104)	(94,104)	--		(94,104)
Other income (expense)	--	39,779	39,779	(173,425)	(c)	(133,646)

Net loss	$ (173,425)	$ (265,614)	$ (439,039)	$ (17,859)		$ (456,898)

Net loss per share Basic and diluted	$ (0.01)					$ (0.01)

Shares outstanding Basic and diluted	19,429,347					51,400,000

See accompanying notes to unaudited pro forma condensed combined financial statements.

ENERGIE HOLDINGS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

Year ended December 31, 2013

	Energie Holdings	OELC LLC	Combined before Pro Forma Adjustments	Pro Forma Adjustments		Energie Holdings Pro Forma
Revenue	$ --	$ 1,733,373	$ 1,733,373	$ --		$ 1,733,373
Cost of revenue	--	812,946	812,946	--		812,946
Gross profit	--	920,427	920,427	--		920,427

Operating expenses:
Commissions	--	372,954	372,954	--		372,954
Compensation	--	600,786	600,786	--		600,786
Depreciation and amortization	--	228,878	228,878	71,436	(b)	300,314
General and administrative	--	165,273	165,273	--		165,273
Professional fees	184,299	22,746	207,045	(184,299)	(c)	22,746
Rent	--	203,654	203,654	--		203,654
Travel	--	8,501	8,501	--		8,501
Total operating expenses	184,299	1,602,792	1,787,091	(112,863)		1,674,228

Loss from operations	(184,299)	(682,365)	(866,664)	(112,863)		(753,801)

Interest expense	--	(421,788)	(421,788)	--		(421,788)
Other income (expense)	--	172,142	172,142	(184,299)	(c)	(12,157)

Net loss	$ (184,299)	$ (932,011)	$ (1,116,310)	$ (71,436)		$ (1,187,746)

Net loss per share Basic and diluted	$ (0.00)					$ (0.02)

Shares outstanding Basic and diluted	39,638,991					51,000,000

See accompanying notes to unaudited pro forma condensed combined financial statements.

Note 1.  Basis of Presentation

The historical financial information is derived from our historical financial statements and the historical financial statements of Energie LLC.  The pro forma adjustments have been prepared as if we acquired Energie LLC on March 31, 2014 and December 31, 2013, for the balance sheets, and on January 1, 2013, for the statements of operations.

The pro forma combined financial statements reflect the following the acquisition of 100% of the member interest in Energie LLC in exchange for 33,000,000 shares of Energie Holdings, Inc. common stock.

Note 2.  Pro Forma Adjustments and Assumptions

(a)                                 Reflects 100% of the assets, liabilities, income and expenses of Energie LLC.

(b)                                 The following reflects the allocation of the consideration, subject to adjustments arising from final determination of the fair value of the consideration transferred and the allocation of purchase price to the acquired assets and liabilities:

The acquisition of Energie LLC was accounted for under the purchase method of accounting.  The consideration given and the purchase price allocation in these pro formas is based on preliminary estimated fair values. We have not completed our determination of the fair value of the consideration given or the net assets acquired. Accordingly, the fair value of consideration given and the allocation of purchase price is preliminary and subject to adjustments. Upon completion of our valuation analysis, the fair value of the consideration given and the allocation of purchase price may change significantly. Such changes may include, but not be limited to, the fair value of intangible assets and goodwill, and potential impairment charges.

(c)                                  Reflects elimination of intercompany transactions.

(d)                                 Reflects amortization of intangibles acquired over an estimated weighted-average useful life of 15 years.  Since our valuation is preliminary, we have not completed an allocation of intangibles between the various categories of intellectual property, trade names, customer relationships, and non-compete agreements, which have different lives.

Note 3.  Net Loss Per Share

The following table illustrates our calculation of pro forma net loss per share:

	Year ended December 31, 2013	Three months ended March 31, 2014
Pro forma net loss	$ (1,187,746)	$ (456,898)

Weighted-average shares outstanding:
Previously reported	39,638,991	19,429,347
Incremental shares	11,361,009	31,970,653
Pro forma shares	51,000,000	51,400,000

Net loss per share Basic and diluted	$ (0.02)	$ (0.01)

Incremental shares are less than the amount issued for the transaction, because shares held in escrow for the transaction were included in the weighted-average shares outstanding as previously reported.